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                                                                   EXHIBIT 23.1




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in Intelligent Systems Corporation's Form S-8 Registration Statement of our report dated February 27, 1997, appearing on page F-2 of Intelligent Systems Corporation's Form 10-K for the year ended December 31, 1996.



                                        Arthur Andersen LLP


Atlanta, Georgia
July 23, 1997